UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2014

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 324-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 5, 2014, Patriot National Bancorp, Inc. (the “Company”) issued a press release announcing its financial results and accomplishments for the three months and fiscal year ended December 31, 2013. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2014, the Company, Patriot National Bank, a wholly-owned subsidiary of the Company (the “Bank” and together with the Company, “Patriot”), and Kenneth T. Neilson, President and Chief Executive Officer of Patriot (“Neilson”), entered into a letter agreement (the “Letter Agreement”) pursuant to which Patriot and Neilson mutually agreed to extend the term of that certain Employment Agreement, dated as of March 18, 2013 (the “Employment Agreement”), by and among Patriot and Neilson for an additional one-year period from March 18, 2014 (the “Renewal Date”) through March 17, 2015. Further, pursuant to the Letter Agreement, Patriot shall pay to Neilson a re-signing bonus in the amount of $200,000 and grant to Nielson a number of shares of restricted stock of the Company equal to $300,000 divided by the closing price of the Company’s common stock on the signing date of the Letter Agreement. In the event that Neilson’s employment with Patriot is terminated by Patriot for Cause (as defined in the Employment Agreement) or by Nielson without Good Reason (as defined in the Employment Agreement) (i) within three (3) months following the Renewal Date, Neilson shall repay 50% of the re-signing bonus to Patriot or (ii) more than three (3) months, but less than six (6) months, following the Renewal Date, Neilson shall repay 25% of the re-signing bonus to Patriot. The restricted stock grant to Neilson will be subject to a vesting schedule under which such grant will vest in equal one-third increments on December 31, 2014, December 31, 2015 and December 31, 2016.

The foregoing description is not a complete description of the Letter Agreement and is qualified in its entirety by reference to the full text of the Letter Agreement. Copies of the Employment Agreement and Letter Agreement are attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated as of July 9, 2013, by and among Patriot National Bancorp, Inc., Patriot National Bank and Kenneth T. Neilson.

10.2	Letter Agreement, dated as of February 3, 2014, by and among Patriot National Bancorp, Inc., Patriot National Bank and Kenneth T. Neilson.

99.1	Patriot National Bancorp, Inc., Press Release, issued February 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: February 5, 2014	By:	/s/ Kenneth T. Neilson ‘
Kenneth T. Neilson President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated as of July 9, 2013, by and among Patriot National Bancorp, Inc., Patriot National Bank and Kenneth T. Neilson.

10.2	Letter Agreement, dated as of February 3, 2014, by and among Patriot National Bancorp, Inc., Patriot National Bank and Kenneth T. Neilson.

99.1	Patriot National Bancorp, Inc., Press Release, issued February 5, 2014.